Exhibit 10.3

NOTE MODIFICATION AGREEMENT

This Note Modification Agreement (the “Agreement”) is made and entered into effective as of October 1, 2011, by and between Our World Live, Inc., a Nevada corporation (the “Borrower”) and the undersigned Convertible Note Holder (the “Lender’).

RECITALS

A.

Whereas, the Borrower and Lender are parties to that certain Convertible Promissory Note dated [_______________], in the original principal amount of  [$          ] Dollars ($         ) (the “Note”).

B.

Whereas, pursuant to the terms of said Note, the principal and any and all unpaid accrued interest is due and payable in full on or before [_________________], (the “Original Maturity Date”) .

C.

Whereas, the parties hereto have entered into this Agreement for purposes of:

(i)

extending the maturity date of the Note to that date which is the later of (x) six (6) months from the Original Maturity Date, or (y) June 30, 2012, and

(ii)

amending Section 2(a) of the Note regarding the Conversion by Holder to provide that the Note is not convertible by Lender until after June 30, 2010.

NOW, THEREFORE, for good and valuable considerations paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree:

AGREEMENT

1.

Unpaid Balance.  As of the date hereof, the outstanding unpaid principal and accrued interest due under the Note is [        ] Dollars  ($     ).

2.

Maturity Date.  The Maturity Date as defined in the Note is hereby extended to that date which is the later of (a) six (6) months from the Original Maturity Date, or (b) June 30, 2012.

3.

Amendment to Section 2(a) of the Note.   Section 2(a) of the Note is hereby amended in its entirety to read as follows:

(a)

Conversion by Holder.  Any time after the June 30,  2012, the entire unpaid principal amount and accrued interest, of this Note may be converted into shares of the Company’s common stock (the “Equity Securities”) by election of Holder at a price of fifty cents ($0.50) per share.  The number of shares of Equity Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire unpaid principal and accrued interest amount of this Note by (ii) 0.50 (i.e. fifty cents), rounded up to the nearest whole share.

4.

Except as expressly modified herein, all other terms and provisions of the Note shall remain in full force and effect.

5.

Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter contained in this Agreement.  All prior or contemporaneous agreements, representations or warranties, written or oral, between the parties are superseded by this Agreement.   This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

6.

Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

7.

Counterparts and/or Facsimile Signature.  This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement.  When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals.  The parties agree that all such signatures may be transferred to a single document upon the request of any party.

8.

Binding Effect.  This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement effective as of the day and year first above written.

Borrower

Our World Live, Inc.

/s/ Michael Williams

By: Michael Williams

Its:  President and COO

Lender

_______________________________

_______________________________

Signature of Lender

Signature of Co-Lender

_______________________________

_______________________________

Name of Lender

Name of Co-Lender

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